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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA		02110
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2016

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Global Infrastructure Fund

July 31, 2016 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 78.1%
AUSTRALIA 3.9%
Sydney Airport	467,650	$2,693,043
Transurban Group	595,810	5,692,735
Total		8,385,778
CANADA 5.1%
Enbridge, Inc.	135,640	5,578,873
Suncor Energy, Inc.	201,740	5,428,824
Total		11,007,697
FINLAND 2.2%
Wartsila OYJ	108,580	4,712,456
GERMANY 1.1%
Duerr AG	28,350	2,444,660
IRELAND 2.6%
Ingersoll-Rand PLC	83,850	5,555,901
ITALY 3.2%
Infrastrutture Wireless Italiane SpA	577,043	2,885,041
Snam SpA	677,760	3,921,284
Total		6,806,325
JAPAN 1.8%
Kansai Electric Power Co., Inc. (The) (a)	407,750	3,793,913
MEXICO 1.2%
Grupo Aeroportuario del Centro Norte Sab de CV	400,000	2,489,600
NETHERLANDS 1.5%
NXP Semiconductors NV (a)	37,630	3,164,307
SOUTH KOREA 2.2%
Korea Electric Power Corp., ADR	172,650	4,694,353
SPAIN 6.8%
Aena SA (b)	28,110	4,054,082
Cellnex Telecom SAU	250,530	4,433,867
Ferrovial SA	293,250	6,070,210
Total		14,558,159
SWITZERLAND 1.8%
TE Connectivity Ltd.	65,979	3,977,214

Issuer	Shares	Value

Common Stocks (continued)
UNITED KINGDOM 6.7%
BP PLC	1,034,710	$5,845,227
Liberty Global PLC, Class A (a)	119,400	3,786,174
Vodafone Group PLC, ADR	152,046	4,698,222
Total		14,329,623
UNITED STATES 38.0%
Advanced Drainage Systems, Inc.	101,140	2,701,449
Cimarex Energy Co.	18,430	2,211,969
Cisco Systems, Inc.	180,380	5,507,002
DISH Network Corp., Class A (a)	60,730	3,244,197
Eastman Chemical Co.	26,880	1,753,382
EOG Resources, Inc.	56,450	4,611,965
FedEx Corp.	17,540	2,839,726
General Dynamics Corp.	20,040	2,943,676
Halliburton Co.	70,070	3,059,256
Honeywell International, Inc.	35,328	4,109,706
L-3 Communications Holdings, Inc.	15,000	2,274,450
Lam Research Corp.	72,760	6,531,665
Leidos Holdings, Inc.	79,210	3,961,292
Noble Energy, Inc.	59,150	2,112,838
Occidental Petroleum Corp.	66,110	4,940,400
Palo Alto Networks, Inc. (a)	18,490	2,420,156
PG&E Corp.	96,830	6,191,310
Rockwell Automation, Inc.	19,020	2,175,888
Schlumberger Ltd.	47,170	3,798,128
Union Pacific Corp.	41,210	3,834,591
Xcel Energy, Inc.	113,270	4,981,615
Xylem, Inc.	110,014	5,259,769
Total		81,464,430
Total Common Stocks (Cost: $146,032,948)		$167,384,416

Convertible Preferred Stocks 6.8%
UNITED STATES 6.8%
American Tower Corp., 5.500%	49,880	5,519,222
Crown Castle International Corp., 4.500%	47,870	5,527,070
Hess Corp., 8.000%	53,160	3,504,307
Total		14,550,599
Total Convertible Preferred Stocks (Cost: $12,745,417)		$14,550,599

Issuer	Coupon Rate		Principal Amount	Value

Corporate Bonds & Notes(c) 12.2%
MEXICO 1.8%
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index) (b)
12/15/35	5.950%	MXN	$69,379,034	$3,815,736

PANAMA 1.0%
Autoridad del Canal de Panama (b)
07/29/35	4.950%		2,000,000	2,224,448

PERU 1.2%
Union Andina de Cementos SAA (b)
10/30/21	5.875%		2,450,000	2,554,125

UNITED STATES 8.2%
Cemex Finance LLC (b)
04/01/24	6.000%		5,000,000	5,125,000
Florida East Coast Holdings Corp. (b)
05/01/19	6.750%		4,000,000	4,100,000
Kinder Morgan Energy Partners LP
09/01/22	3.950%		3,000,000	3,074,022
Solar Star Funding LLC (b)(d)
06/30/35	3.950%		4,974,472	5,276,224
Total				17,575,246

Total Corporate Bonds & Notes (Cost: $26,069,842)				$26,169,555

Issuer	Shares	Value

Limited Partnerships 0.6%
UNITED STATES 0.6%
Valero Energy Partners LP	28,807	$1,227,466
Total Limited Partnerships (Cost: $662,561)		$1,227,466

	Shares	Value

Money Market Funds 1.1%
Columbia Short-Term Cash Fund, 0.439% (e)(f)	2,306,746	$2,306,746
Total Money Market Funds (Cost: $2,306,746)		$2,306,746
Total Investments
(Cost: $187,817,514) (g)		$211,638,782(h)
Other Assets & Liabilities, Net		2,619,151
Net Assets		$214,257,933

Notes to Portfolio of Investments

(a)	Non-income producing investment.
(b)

Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2016, the value of these securities amounted to $27,149,615 or 12.67% of net assets.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2016, the value of these securities amounted to $5,276,224, which represents 2.46% of net assets.

(e)	The rate shown is the seven-day current annualized yield at July 31, 2016.
(f)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,978,005	16,104,754	(15,776,013)	2,306,746	3,578	2,306,746

(g)

At July 31, 2016, the cost of securities for federal income tax purposes was approximately $187,818,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$27,821,000
Unrealized Depreciation	(4,000,000)
Net Unrealized Appreciation	$23,821,000

(h)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

MXN	Mexican Peso

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•                                           Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•                                           Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•                                           Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.  Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	8,385,778	—	8,385,778
Canada	11,007,697	—	—	11,007,697
Finland	—	4,712,456	—	4,712,456
Germany	—	2,444,660	—	2,444,660
Ireland	5,555,901	—	—	5,555,901
Italy	—	6,806,325	—	6,806,325
Japan	—	3,793,913	—	3,793,913
Mexico	2,489,600	—	—	2,489,600
Netherlands	3,164,307	—	—	3,164,307
South Korea	4,694,353	—	—	4,694,353
Spain	—	14,558,159	—	14,558,159
Switzerland	3,977,214	—	—	3,977,214
United Kingdom	8,484,396	5,845,227	—	14,329,623
United States	81,464,430	—	—	81,464,430
Total Common Stocks	120,837,898	46,546,518	—	167,384,416
Convertible Preferred Stocks
United States	14,550,599	—	—	14,550,599
Corporate Bonds & Notes	—	26,169,555	—	26,169,555
Limited Partnerships
United States	1,227,466	—	—	1,227,466
Investments measured at net asset value
Money Market Funds	—	—	—	2,306,746
Total Investments	136,615,963	72,716,073	—	211,638,782

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

Item 2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2016